Deutsche Asset
& Wealth Management
                                                                       [DB Logo]


Summary Prospectus | October 1, 2014



Deutsche Strategic High Yield Tax-Free Fund

(formerly DWS Strategic High Yield Tax-Free Fund)





 CLASS/Ticker    A   NOTAX    B   NOTBX    C   NOTCX    INST   NOTIX    S   SHYTX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated October 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide a high level of income exempt from regular federal income tax.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 24) and Purchase and Redemption of Shares in the fund's SAI (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C    INST      S
                                     ----------  ---------  ---------  ------  -----
Maximum sales charge (load)
imposed on purchases, as % of
offering price                            2.75     None       None     None    None
------------------------------------      ----     --         --       ------  ---
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00       None    None
------------------------------------    ------   ----       ----       ------  ---
Account Maintenance Fee (annually,
for fund account balances below
$10,000 and subject to certain
exceptions)                            $   20    $20        $20        None    $20
------------------------------------   -------   ----       ----       ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                           A          B          C        INST           S
                                   ---------  ---------  ---------  ----------  ----------
Management fee1                        0.45       0.45       0.45       0.45        0.45
----------------------------------     ----       ----       ----       ----        ----
Distribution/service (12b-1) fees      0.25       1.00       1.00      None        None
----------------------------------     ----       ----       ----      -----       -----
  Interest expense                     0.07       0.07       0.07       0.07        0.07
  Other expenses                       0.23       0.25       0.23       0.24        0.35
TOTAL OTHER EXPENSES                   0.30       0.32       0.30       0.31        0.42
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                               1.00       1.77       1.75       0.76        0.87
----------------------------------     ----       ----       ----      -----       -----
Fee waiver/expense reimbursement       0.05       0.07       0.05       0.06        0.17
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVER/EXPENSE
REIMBURSEMENT                          0.95       1.70       1.70       0.70        0.70
----------------------------------     ----       ----       ----      -----       -----

(1 )Management fee has been restated to reflect a new management fee schedule adopted by the fund's Board. Effective October 1, 2014, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.515% to $300 million of the fund's average daily net assets, 0.465% next $200 million, 0.440% next $500 million, 0.420% next $1.0 billion and 0.400% thereafter.

The Advisor has contractually agreed through September 30, 2015 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.88%, 1.63%, 1.63%, 0.63% and 0.63% for Class A, Class B, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 369     $ 573     $ 273     $72     $  72
--       -----     -----     -----     ---     -----
3          580       850       546     237       261
--       -----     -----     -----     ---     -----
5          808     1,153       944     416       466
--       -----     -----     -----     ---     -----
10       1,462     1,688     2,058     937     1,057
--       -----     -----     -----     ---     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 369     $ 173     $ 173     $72     $  72
--       -----     -----     -----     ---     -----
3          580       550       546     237       261
--       -----     -----     -----     ---     -----
5          808       953       944     416       466
--       -----     -----     -----     ---     -----
10       1,462     1,688     2,058     937     1,057
--       -----     -----     -----     ---     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2014: 24%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets in securities issued by municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.


The fund normally invests at least 50% of total assets in municipal securities of the top four grades of credit quality. The fund may invest up to 50% of total assets in high yield debt securities (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default. Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best opportunity to meet the fund's objective. In making its buy and sell decisions, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to manage the duration of the investment portfolio (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). Portfolio management may also use inverse floating rate securities to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable



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                                     Deutsche Strategic High Yield Tax-Free Fund


                                              SUMMARY PROSPECTUS October 1, 2014
to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


FOCUS RISK. To the extent that the fund focuses on investments from a single state, region or sector of the municipal securities market, its performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government could over time impair a state, region or sector's ability to repay its obligations.


MUNICIPAL SECURITIES RISK. The fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.


MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



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                                     Deutsche Strategic High Yield Tax-Free Fund


                                              SUMMARY PROSPECTUS October 1, 2014

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


  2004      2005      2006      2007       2008       2009       2010      2011      2012       2013
  4.88      5.34      5.88      2.47       -22.07     35.40      2.32      9.78      12.18       -5.84





                    RETURNS    PERIOD ENDING
 BEST QUARTER      13.52%      September 30, 2009
 WORST QUARTER     -15.52%     December 31, 2008
 YEAR-TO-DATE       7.58%      June 30, 2014

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2013 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS A before tax          5/1/2000        -8.42       9.34       3.85
-------------------------  ---------       ------      -----       ----
  After tax on distribu-
  tions                                     -8.42       9.33       3.85
  After tax on distribu-
  tions, with sale                          -4.11       8.86       3.98
-------------------------  ---------       ------      -----       ----
CLASS B before tax          5/1/2000        -9.24       8.98       3.35
-------------------------  ---------       ------      -----       ----
CLASS C before tax          5/1/2000        -6.61       9.11       3.36
-------------------------  ---------       ------      -----       ----
INST CLASS before tax      8/19/2002        -5.58      10.25       4.41
-------------------------  ---------       ------      -----       ----
CLASS S before tax         1/22/1987        -5.59      10.21       4.37
-------------------------  ---------       ------      -----       ----
BARCLAYS MUNICIPAL
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                          -2.55       5.89       4.29
-------------------------  ---------       ------      -----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

PHILIP G. CONDON, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1987.


REBECCA L. FLINN, DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.


A. GENE CAPONI, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2009.


ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.


CAROL L. FLYNN, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



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                                     Deutsche Strategic High Yield Tax-Free Fund


                                              SUMMARY PROSPECTUS October 1, 2014

TAX INFORMATION


The fund's income dividends are generally exempt from regular federal income tax. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       5
                                     Deutsche Strategic High Yield Tax-Free Fund
                                  SUMMARY PROSPECTUS October 1, 2014 DSHYTFF-SUM